Customer Concentrations (Details)	12 Months Ended
Jun. 30, 2020
Customer Concentrations (Textual)
Customer concentrations, description	As of June 30, 2020, the Company had receivables due from seven customers, two of whom accounted for over 20% of the outstanding balance. Four of the other five accounted for over 10% of the total balance. As of June 30, 2019, the Company had receivables due from six customers, three of whom accounted for over 20% of the outstanding balance.